Exhibit 10.2

                             AMENDMENT NO. 1 TO THE
                           REVOLVING CREDIT AGREEMENT

                                                     Dated as of March 12, 2007

                  AMENDMENT NO. 1 TO THE REVOLVING CREDIT AGREEMENT (this "Amendment"), among Building Materials Corporation of America, BMCA Acquisition Inc. and BMCA Acquisition Sub Inc. (the "Borrowers"), the banks, financial institutions and other institutional lenders parties as lenders to the Credit Agreement referred to below (collectively, the "Existing Lenders"), the banks, financial institutions and other institutional lenders which will become parties to such Credit Agreement and are parties to this Amendment (the "Additional Lenders") and Deutsche Bank AG New York Branch, as administrative agent (the "Administrative Agent") for the Lenders.

                  PRELIMINARY STATEMENTS:

                  (1) The Borrowers, the Existing Lenders and the Administrative Agent have entered into a Revolving Credit Agreement dated as of February 22, 2007 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                  (2) The Borrowers, the Existing Lenders and the Administrative Agent have agreed to amend the Credit Agreement as hereinafter set forth and the Additional Lenders have agreed to become Lenders under the Credit Agreement.

                  SECTION 1. Amendments to Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                  (a) Clause (b) of Preliminary Statement (1) is amended in its entirety to read as follows:

                  "(b) entering into a $325,000,000 Bridge Loan Agreement with Deutsche Bank AG Cayman Islands Branch, as collateral agent and as administrative agent, and the other financial institutions party thereto (such Bridge Loan Agreement, as amended, restated, supplemented or otherwise modified, replaced or refinanced, including an amendment and restatement thereof by the Junior Lien Term Loan Agreement, entered into on or about March 14, 2007, with Deutsche Bank AG New York Branch, as collateral agent and as administrative agent, the `Bridge Loan Facility')."

                  (b) The definition of "Commitment" in Section 1.01 is amended in full to read as follows:

                  "`Commitment' means a Revolving Credit Commitment or a Swing Line Commitment, as the context may require."

                  (c) The definition of "Letter of Credit Commitment" in Section
1.01 is deleted.

                  (d) The definition of "Obligations" in Section 1.01 is amended by deleting the word "and" before "(c)" and replacing it with "," and adding at the end of such definition the following: "and (d) the obligation of any Loan Party in respect of any Secured Hedge Agreement."

                  (e) The term "Option Shares" in Section 1.01 is amended by replacing such term with the term "Option Stock".

                  (f) The definition of "Secured Obligations" in Section 1.01 is amended by deleting the word "Debt" therein and replacing it with the word "Obligations".

                  (g) The definition of "Termination Date" in Section 1.01 is amended by deleting the words ", the Letter of Credit Commitment".

                  (h) Section 2.06(b)(i) is amended by adding before the word "shall" therein the following: "or from any Extraordinary Receipts in respect of the Collateral".

                  (i) Section 2.06(b)(ii) is amended by adding after the words "Term Loan Facility" the words "or the Bridge Loan Facility".

                  (j) The first paragraph of Section 2.11(f) is amended by adding after the word "Documents" in the fourth line thereof the following: "(or to cash collateralize any Letter of Credit to the extent required at such time pursuant to the terms hereof)".

                  (k) Section 2.11(f)(viii) is amended in its entirety to read as follows:

                  "(viii) eighth, to the payment of the principal amount of all of the outstanding Advances that is due and payable to the Administrative Agent and the Lender Parties on such date and the cash collateralization of each Letter of Credit outstanding on such date to the extent required to be collateralized at such time pursuant to the terms hereof at 100% of the Available Amount thereof, ratably based upon the respective aggregate amounts of all such principal owing to the Administrative Agent and the Lender Parties on such date and the Available Amount of all outstanding Letters of Credit on such date;"

                  (l) Section 5.02(f)(v) is amended by deleting the words "Schedule 4.01(s)" therein and replacing them with the words "Schedule 4.01(r)".

                  (m) Section 5.02(f)(vii)(C) is amended by deleting the word "contingent" in such Section.

                  (n) Section 5.02(j)(vi) is amended by adding at the end thereof the following: ", provided, however, that repayment of Debt to G-1 Holdings or BMCA Holdings Corporation is subject to the provisions of clause
(vii)(A) below.".

                  (o) Section 6.01 is amended by deleting the word "BMCA" the first time it appears in the last proviso in such Section and replacing it with the following: "any Borrower".

                  (p) Section 7.05(a) is amended by adding at the end of the first parenthetical therein the following: "and without limiting the Borrowers' obligation to do so to the extent required pursuant to Section 8.04".

                  (q) Section 8.01(a) is amended by adding the words "the Intercreditor Agreement" after the word "Guaranty" in the second parenthetical in such Section.

                  (r) Section 8.01(a)(ii) is amended by adding at the beginning of such Section the following: "amend the definitions of `Required Lenders', `Super Majority Lenders' or `Pro Rata Share', amend the second sentence in
Section 2.11(a) or".

                  (s) Section 8.01(a)(iv) is amended by adding after the word "transactions" therein the following: "or modify the priority of the rights of any Lender Party or any Agent in the Collateral as provided in the Intercreditor Agreement".

                  (t) Section 8.01(a)(viii) is amended by adding after the word "hereunder" therein the following: "or modify the definition of `Termination Date' to extend the period in which the Commitments of the Lenders are available hereunder".

                  (u) Section 8.01(b) is amended by adding after the word "may" in the seventh line thereof the following: ", with the Borrowers responsible for the payment of any assignment fee,".

                  (v) Section 8.07(g) is amended by deleting the words "the undrawn portion of its Letter of Credit Commitment" and replacing them with the words "this Agreement".

                  (w) Section 8.10 is amended to add at the end thereof the following: "and to any SPC, any trustee thereof and its legal and financial advisors, and then only on a confidential basis".

                  (x) Schedule I to the Credit Agreement is replaced in its entirety by Annex A attached hereto.

                  (y) Schedule 4.01(r) is replaced in its entirety by Annex B attached hereto.

                  (z) The Credit Agreement is amended to add the Additional Lenders as Lenders thereunder.

                  SECTION 2. Conditions of Effectiveness. This Amendment shall become effective as of the date first above written when, and only when, the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers, the Existing Lenders and the Additional Lenders or, as to any of the Existing Lenders or Additional Lenders, advice satisfactory to the Administrative Agent that it has executed this Amendment and the consent attached hereto executed by each Guarantor.

                  SECTION 3. Additional Lenders, Prepayment and Borrowing. The Revolving Credit Commitment of each Lender, after giving effect to this Amendment, is as set forth on Annex A hereto. Solely to facilitate the Additional Lenders becoming parties to the Credit Agreement and the reallocation of outstanding Advances and participations in Letters of Credit among the Lenders to reflect their Pro Rata Share of the Commitments, on the date this Amendment becomes effective or as soon thereafter as determined by the Administrative Agent and the Borrowers and notified to the Lenders, and notwithstanding anything to the contrary in the Credit Agreement, including without limitation Section 3.02 thereof, the Borrowers will obtain Revolving Credit Advances from the Lenders ratably according to their respective Revolving Credit Commitments and in an aggregate amount equal to the aggregate outstanding amount of Revolving Credit Advances, and the Administrative Agent, on behalf of the Borrowers, shall apply the proceeds of such Revolving Credit Advances made by the Lenders to prepay the aggregate amount of Revolving Credit Advances of each Existing Lender outstanding prior thereto.

                  SECTION 4. Representations and Warranties of the Borrowers. Each Borrower represents and warrants that this Amendment has been duly executed and delivered by such Borrower, and this Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles.

                  SECTION 5. Reference to and Effect on the Credit Agreement and the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                  (b) The Credit Agreement, as amended by this Amendment, and each of the other Loan Documents are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                  SECTION 6. Costs, Expenses. The Borrowers agree, jointly and severally, to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable and documented fees and expenses of counsel for the Administrative Agent) in accordance with the terms of Section 8.04 of the Credit Agreement.

                  SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment or the consent attached hereto by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment or such consent.

                  SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                             BUILDING MATERIALS CORPORATION OF  AMERICA
                             BMCA ACQUISITION INC.
                             BMCA ACQUISITION SUB INC.

                             By /s/ John M. Maitner
                                -------------------------------------------
                                Name: John M. Maitner
                                Title: Vice President & Treasurer























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                DEUTSCHE BANK AG NEW YORK BRANCH,
                                as Administrative Agent and as Lender

                                By /s/ Marguerite Sutton
                                   -------------------------------------------
                                   Name: Marguerite Sutton
                                   Title: Director


                                By /s/ Paul O'Leary
                                   -------------------------------------------
                                   Name: Paul O'Leary
                                   Title: Vice President























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                JPMORGAN CHASE BANK, N.A.,
                                as Lender

                                By /s/ John M. Hariaczyi
                                   -------------------------------------------
                                   Name: John M. Hariaczyi
                                   Title: Vice President


























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                THE CIT GROUP/BUSINESS CREDIT, INC.,
                                as Lender

                                By /s/ Evelyn Kusold
                                   -------------------------------------------
                                   Name: Evelyn Kusold
                                   Title: Vice President

























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                CITICORP USA, INC.,
                                as Lender

                                By /s/ Jeffrey Nitz
                                   -------------------------------------------
                                   Name: Jeffrey Nitz
                                   Title: Director

























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                GENERAL ELECTRIC CAPITAL CORPORATION,
                                as Lender

                                By /s/ Mark Dowling
                                   -------------------------------------------
                                   Name: Mark Dowling
                                   Title: Duly Authorized Signatory

























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                IXIS FINANCIAL PRODUCTS INC.,
                                as Lender

                                By /s/ Neal A. Sobal
                                   -------------------------------------------
                                   Name: Neal A. Sobal
                                   Title: Managing Director



                                By /s/ Christopher Hayden
                                   -------------------------------------------
                                   Name: Christopher Hayden
                                   Title: Managing Director






















                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                WACHOVIA BANK, NATIONAL ASSOCIATION.,
                                as Lender

                                By /s/ Alex Lurye
                                   -------------------------------------------
                                   Name: Alex Lurye
                                   Title: Vice President

























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                BANK OF AMERICA, N.A.,
                                as Additional Lender

                                By /s/ Robert Scalzitti
                                   -------------------------------------------
                                   Name: Robert Scalzitti
                                   Title: Vice President

























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                NATIONAL CITY BUSINESS CREDIT, INC.,
                                as Additional Lender

                                By /s/ Jason Hanes
                                   -------------------------------------------
                                   Name: Jason Hanes
                                   Title: Vice President

























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                UPS CAPITAL CORPORATION,
                                as Additional Lender

                                By /s/ John P. Halloway
                                   -------------------------------------------
                                   Name: John P. Halloway
                                   Title: Director of Portfolio Management

























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                WELLS FARGO FOOTHILL, LLC,
                                as Additional Lender

                                By /s/ Juan Barrera
                                   -------------------------------------------
                                   Name: Juan Barrera
                                   Title: Vice President

























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                ALLIED IRISH BANKS, p.l.c.,
                                as Additional Lender

                                By /s/ Martin Chin
                                   -------------------------------------------
                                   Name: Martin Chin
                                   Title: Senior Vice President



                                By /s/ Eanna P. Mulkere
                                   -------------------------------------------
                                   Name: Eanna P. Mulkere
                                   Title: Assistant Vice President






















                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                BAYERISCHE LANDESBANK
                                - NEW YORK BRANCH, as Additional Lender

                                By /s/ Edward J. Cripps
                                   -------------------------------------------
                                   Name: Edward J. Cripps
                                   Title: Vice President



                                By /s/ Georgina Fiordalisi
                                   -------------------------------------------
                                   Name: Georgina Fiordalisi
                                   Title: Vice President






















                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                BURDALE FINANCIAL LIMITED,
                                as Additional Lender

                                By /s/ N.B. Hegg
                                   -------------------------------------------
                                   Name: N.B. Hegg
                                   Title: Director


                                By /s/ S.T. Wait
                                   -------------------------------------------
                                   Name: S.T. Wait
                                   Title: Director























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                GMAC COMMERCIAL FINANCE LLC,
                                as Additional Lender

                                By /s/ Robert J. Bradow
                                   -------------------------------------------
                                   Name: Robert J. Bradow
                                   Title: Director

























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                MERRILL LYNCH CAPITAL, A DIVISION OF
                                MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., as Additional Lender

                                By /s/ Richard Holston
                                   -------------------------------------------
                                   Name: Richard Holston
                                   Title: Vice President

























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                UBS LOAN FINANCE LLC,
                                as Additional Lender

                                By /s/ Richard L. Tavrow
                                   -------------------------------------------
                                   Name: Richard L. Tavrow
                                   Title: Director,
                                          Banking Products Services, US


                                By /s/ Irja R. Olsa
                                   -------------------------------------------
                                   Name: Irja R. Olsa
                                   Title: Associate Director,
                                          Banking Products Services, US























                       Signature Page to Amendment No. 1
                           Revolving Credit Agreement

                                     CONSENT

                                                   Dated as of March 12, 2007

                  Each of the undersigned, as a Guarantor under the Guaranty dated February 22, 2007 (the "Guaranty") and as a Grantor under the Security Agreement dated February 22, 2007 (the "Security Agreement"), in each case in favor of the Administrative Agent and for its benefit and the benefit of the Secured Parties (as defined in the Credit Agreement referred to in the foregoing Amendment), hereby consents to such Amendment and hereby confirms and agrees that (a) notwithstanding the effectiveness of such Amendment, the Guaranty, the Security Agreement and the other Collateral Documents (as defined in such Credit Agreement) to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guaranty, the Security Agreement and such other Collateral Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment, and
(b) the Collateral Documents to which such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                                BUILDING MATERIALS CORPORATION OF AMERICA
                                BMCA ACQUISITION INC.
                                BMCA ACQUISITION SUB INC
                                BMCA FRESNO LLC
                                BMCA FRESNO II LLC
                                BMCA GAINESVILLE LLC
                                BMCA INSULATION PRODUCTS INC.
                                BMCA QUAKERTOWN INC.
                                BUILDING MATERIALS INVESTMENT CORPORATION
                                BUILDING MATERIALS MANUFACTURING CORPORATION
                                DUCTWORK MANUFACTURING CORPORATION
                                GAF LEATHERBACK CORP.
                                GAF MATERIALS CORPORATION (CANADA)
                                GAF PREMIUM PRODUCTS INC.
                                GAF REAL PROPERTIES, INC.
                                GAFTECH CORPORATION
                                HBP ACQUISITION LLC
                                LL BUILDING PRODUCTS INC.
                                PEQUANNOCK VALLEY CLAIM SERVICE COMPANY, INC. SOUTH PONCA REALTY CORP.
                                WIND GAP REAL PROPERTY ACQUISITION CORP.


                                By /s/ John M. Maitner
                                   --------------------------------------------
                                   Name: John M. Maitner
                                   Title: Vice President & Treasurer


                           Consent to Amendment No. 1
                           Revolving Credit Agreement

                                                                        ANNEX A


                                   SCHEDULE I
                   COMMITMENTS AND APPLICABLE LENDING OFFICES

---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
                           REVOLVING
       NAME OF              CREDIT       SWING LINE
    LENDER PARTY          COMMITMENT     COMMITMENT               DOMESTIC LENDING OFFICE              EURODOLLAR LENDING OFFICE
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
Deutsche Bank AG New   $45,000,000.00  $25,000,000.00  Credit Contact:                           Credit Contact:
York Branch                                            Marguerite Sutton                         Marguerite Sutton
                                                       Director                                  Director
                                                       Deutsche Bank                             Deutsche Bank
                                                       60 Wall Street, MS NYC60-0208             60 Wall Street, MS NYC60-0208
                                                       New York, NY 10005                        New York, NY 10005
                                                       Phone: (212) 250-6150                     Phone: (212) 250-6150
                                                       Fax: (212) 797-4655                       Fax: (212) 797-4655
                                                       E-Mail:  marguerite.sutton@db.com         E-Mail:  marguerite.sutton@db.com

                                                       Operations Contact (including borrowing   Operations Contact (including
                                                       notices):                                 borrowing notices):
                                                       Sandra Friedman                           Sandra Friedman
                                                       Deutsche Bank AG New York Branch          Deutsche Bank AG New York Branch
                                                       100 Plaza One                             100 Plaza One
                                                       Jersey City, NJ 07311-3901                Jersey City, NJ 07311-3901
                                                       Phone: (201) 593-2445                     Phone: (201) 593-2445
                                                       Fax: : (201) 593-2309                     Fax: : (201) 593-2309
                                                       E-mail: sandra.friedman@db.com            E-mail: sandra.friedman@db.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
JPMorgan Chase Bank,   $45,000,000.00                  JPMorgan Chase Bank, N.A.                 JPMorgan Chase Bank, N.A.
N.A.                                                   120 S. LaSalle Street                     120 S. LaSalle Street
                                                       Chicago, IL  60603-3403                   Chicago, IL  60603-3403

                                                       Credit Contact:                           Credit Contact:
                                                       John Hariaczyi                            John Hariaczyi
                                                       Vice President                            Vice President
                                                       One Chase Square                          One Chase Square
                                                       Tower 25                                  Tower 25
                                                       Rochester, NY  14643                      Rochester, NY  14643
                                                       Phone: (585) 258-6903                     Phone: (585) 258-6903
                                                       Fax: (585) 258-7440                       Fax: (585) 258-7440
                                                       E-mail: john.hariaczyi@jpmorgan.com       E-mail: john.hariaczyi@jpmorgan.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------


                                       1

---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
                           REVOLVING
       NAME OF              CREDIT       SWING LINE
    LENDER PARTY          COMMITMENT     COMMITMENT               DOMESTIC LENDING OFFICE              EURODOLLAR LENDING OFFICE
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------

                                                       Operations Contact:                       Operations Contact:
                                                       Keely Hicks                               Keely Hicks
                                                       Part/Synd Specialist                      Part/Synd Specialist
                                                       120 S. LaSalle, 8th Floor                 120 S. LaSalle, 8th Floor
                                                       Chicago, IL 60690                         Chicago, IL 60690
                                                       Phone: (312) 661-1678                     Phone: (312) 661-1678
                                                       Fax: (312) 661-1686                       Fax: (312) 661-1686
                                                       E-mail:   keely.hicks@jpmorgan.com        E-mail:   keely.hicks@jpmorgan.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
The CIT Group/Business $45,000,000.00                  The CIT Group/Business Credit, Inc.       The CIT Group/Business Credit, Inc.
Credit, Inc.                                           11 West 42nd Street, 13th Floor           11 West 42nd Street, 13th Floor
                                                       New York, NY  10036                       New York, NY  10036

                                                       Credit Contact:                           Credit Contact:
                                                       Attn: Evelyn Kusold                       Attn: Evelyn Kusold
                                                       Phone: (212) 461-7726                     Phone: (212) 461-7726
                                                       Fax: (212) 461-7762                       Fax: (212) 461-7762
                                                       E-mail: evelyn.kusold@cit.com             E-mail: evelyn.kusold@cit.com

                                                       Operations Contact:                       Operations Contact:
                                                       Attn: Judy Crews                          Attn: Judy Crews
                                                       Phone: 434-773-2006                       Phone: (434) 773-2006
                                                       Fax:   800-394-9508                       Fax:   (800) 394-9508
                                                       E-mail: judy.crews@cit.com                E-mail: judy.crews@cit.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
Citicorp USA, Inc.     $45,000,000.00                  Citicorp USA, Inc.                        Citicorp USA, Inc.
                                                       2 Penns Way, 1st Floor                    2 Penns Way, 1st Floor
                                                       New Castle, DE  19720                     New Castle, DE  19720

                                                       Credit Contact:                           Credit Contact:
                                                       Jeffrey Nitz                              Jeffrey Nitz
                                                       Phone: (212) 816-7845                     Phone: (212) 816-7845
                                                       Fax: (212) 816-2613                       Fax: (212) 816-2613
                                                       E-mail: jeffrey.nitz@citigroup.com        E-mail: jeffrey.nitz@citigroup.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------


                                       2

---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
                           REVOLVING
       NAME OF              CREDIT       SWING LINE
    LENDER PARTY          COMMITMENT     COMMITMENT               DOMESTIC LENDING OFFICE              EURODOLLAR LENDING OFFICE
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------

                                                       Operations Contact:                       Operations Contact:
                                                       Carmen Otero                              Carmen Otero
                                                       Phone: (302) 894-6111                     Phone: (302) 894-6111
                                                       Fax: (212) 994-0849                       Fax: (212) 994-0849
                                                       E-mail: carmen.otero@citigroup.com        E-mail: carmen.otero@citigroup.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
General Electric       $45,000,000.00                  Credit Contact:                           Credit Contact:
Capital Corporation                                    Mark Dowling                              Mark Dowling
                                                       Vice President                            Vice President
                                                       Risk                                      Risk
                                                       GE Commercial Financial Services          GE Commercial Financial Services
                                                       401 Merritt 7                             401 Merritt 7
                                                       Norwalk, CT 06851                         Norwalk, CT 06851
                                                       Phone: 203-229-1486                       Phone: 203-229-1486
                                                       Fax: 203-229-5643                         Fax: 203-229-5643
                                                       E-mail: Mark.Dowling@ge.com               E-mail: Mark.Dowling@ge.com

                                                       Operations Contact:                       Operations Contact:
                                                       GE Corporate Financial Services           GE Corporate Financial Services
                                                       201 Merritt 7                             201 Merritt 7
                                                       Norwalk, CT 06851                         Norwalk, CT 06851
                                                       Attn: Carol M. Rose                       Attn: Carol M. Rose
                                                       Phone: (203) 229-5705                     Phone: (203) 229-5705
                                                       Fax: (203) 229-5787                       Fax: (203) 229-5787
                                                       E-mail: Carol.Rose@GE.com                 E-mail: Carol.Rose@GE.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
IXIS Financial         $5,000,000.00                   IXIS Financial Products Inc.              IXIS Financial Products Inc.
Products Inc.                                          9 W. 57th Street                          9 W. 57th Street
                                                       New York, NY 10019                        New York, NY 10019

                                                       Credit Contact                            Credit Contact
                                                       Matt Burke                                Matt Burke
                                                       Vice President                            Vice President
                                                       9 W. 57th Street, 36th Floor              9 W. 57th Street, 36th Floor
                                                       New York, NY 10019                        New York, NY 10019
                                                       Phone: (212) 891-1845                     Phone: (212) 891-1845
                                                       Fax: (212) 891-1806                       Fax: (212) 891-1806
                                                       E-mail: m.burke@ixiscm.com                E-mail: m.burke@ixiscm.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------


                                       3

---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
                           REVOLVING
       NAME OF              CREDIT       SWING LINE
    LENDER PARTY          COMMITMENT     COMMITMENT               DOMESTIC LENDING OFFICE              EURODOLLAR LENDING OFFICE
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------

                                                       Operations Contact:                       Operations Contact:
                                                       Rachael Van Wyckhouse                     Rachael Van Wyckhouse
                                                       Operations Manager                        Operations Manager
                                                       Plaza V - 31st Floor                      Plaza V - 31st Floor
                                                       Harborside Financial Center               Harborside Financial Center
                                                       Jersey City, NJ 07311                     Jersey City, NJ 07311
                                                       Phone: (201) 761-6516                     Phone: (201) 761-6516
                                                       Fax: (201) 761-6986                       Fax: (201) 761-6986
                                                       E-mail: r.vanwyckhouse@ixiscm.com         E-mail: r.vanwyckhouse@ixiscm.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
Wachovia Bank,         $45,000,000.00                  Wachovia Bank, N.A.                       Wachovia Bank, N.A.
National Association                                   1133 Avenue of the Americas               1133 Avenue of the Americas
                                                       New York, NY 10036                        New York, NY 10036

                                                       Credit Contact:                           Credit Contact:
                                                       Alex Lurye                                Alex Lurye
                                                       Vice President                            Vice President
                                                       Phone:  (212) 545-4387                    Phone:  (212) 545-4387
                                                       Fax: (212) 545-4283                       Fax: (212) 545-4283
                                                       E-mail: alex.lurye@wachovia.com           E-mail: alex.lurye@wachovia.com

                                                       Operations Contact:                       Operations Contact:
                                                       Adam Becker                               Adam Becker
                                                       Collateral Analyst                        Collateral Analyst
                                                       Phone: (212) 545-4372                     Phone: (212) 545-4372
                                                       Fax: (866) 502-2873                       Fax: (866) 502-2873
                                                       E-mail: adam.becker@wachovia.com          E-mail: adam.becker@wachovia.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
Bank of America, N.A.  $32,500,000.00                  Bank of America, N.A.                     Bank of America, N.A.

                                                       Credit Contact:                           Credit Contact:
                                                       Robert Scalzitti                          Robert Scalzitti
                                                       Vice President, Senior Client Manager     Vice President,
                                                                                                 Senior Client Manager
                                                       335 Madison Avenue, 6th Floor             335 Madison Avenue, 6th Floor
                                                       New York, NY 10017                        New York, NY 10017
                                                       Phone:  (212) 503-7837                    Phone:  (212) 503-7837
                                                       Fax:  (212) 503-7330                      Fax:  (212) 503-7330
                                                       E-mail:                                   E-mail:
                                                       robert.m.scalzitti@bankofamerica.com     robert.m.scalzitti@bankofamerica.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------


                                       4

---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
                           REVOLVING
       NAME OF              CREDIT       SWING LINE
    LENDER PARTY          COMMITMENT     COMMITMENT               DOMESTIC LENDING OFFICE              EURODOLLAR LENDING OFFICE
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------

                                                       Operations Contact:
                                                       Laura Tracy                               Operations Contact:
                                                       Senior Operations Analyst                 Laura Tracy
                                                       20975 Swenson Drive, Suite 200            Senior Operations Analyst
                                                       Waukesha, WI 53186                        20975 Swenson Drive, Suite 200
                                                       Phone:  (262) 798-4852                    Waukesha, WI 53186
                                                       Fax:  (312) 453-6280                      Phone:  (262) 798-4852
                                                       E-Mail:  laura.tracy@bankofamerica.com    Fax:  (312) 453-6280
                                                                                                 E-Mail:
                                                                                                 laura.tracy@bankofamerica.com
                                                       Back-Up Operations Contact:
                                                       Terese Tokarski                           Back-Up Operations Contact:
                                                       Operations Analyst                        Terese Tokarski
                                                       Phone:  (262) 798-4821                    Operations Analyst
                                                       Fax:  (312) 453-6581                      Phone:  (262) 798-4821
                                                       E-Mail:                                   Fax:  (312) 453-6581
                                                       terese.tokarski@bankofamerica.com         E-Mail:
                                                                                                 terese.tokarski@bankofamerica.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
National City          $35,000,000.00                  National City Business Credit, Inc.       National City Business Credit, Inc.
Business Credit, Inc.                                  1965 E. 6th Street, Suite 400             1965 E. 6th Street, Suite 400
                                                       Locator #3049                             Locator #3049
                                                       Cleveland, OH 44114                       Cleveland, OH 44114

                                                       Credit Contact:                           Credit Contact:
                                                       Jason Hanes, Vice President               Jason Hanes, Vice President
                                                       Phone:  (216) 222-9508                    Phone:  (216) 222-9508
                                                       Fax:  (216) 222-3655                      Fax:  (216) 222-3655
                                                       E-mail: jason.hanes@nationalcity.com      E-mail:
                                                                                                 jason.hanes@nationalcity.com

                                                       Operations Contact:                       Operations Contact:
                                                       David McFarland, Sr. Associate            David McFarland, Sr. Associate
                                                       Phone:  (216) 222-5326                    Phone:  (216) 222-5326
                                                       Fax:  (216) 222-9555                      Fax:  (216) 222-9555
                                                       E-mail:  ncbcoperations@nationalcity.com  E-mail:
                                                                                                 ncbcoperations@nationalcity.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------


                                       5

---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
                           REVOLVING
       NAME OF              CREDIT       SWING LINE
    LENDER PARTY          COMMITMENT     COMMITMENT               DOMESTIC LENDING OFFICE              EURODOLLAR LENDING OFFICE
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------

                                                       Operations Contact Backup:                Operations Contact Backup:
                                                       Diana Nowak, VP                           Diana Nowak, VP
                                                       Phone:  (216) 222-9173                    Phone:  (216) 222-9173
                                                       Fax:  (216) 222-9555                      Fax:  (216) 222-9555
                                                       E-mail: ncbcoperations@nationalcity.com   E-mail:
                                                                                                 ncbcoperations@nationalcity.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
UPS Capital            $25,000,000.00                  UPS Capital Corporation                   UPS Capital Corporation
Corporation                                            35 Glenlake Parkway                       35 Glenlake Parkway
                                                       Atlanta, GA 30345                         Atlanta, GA 30345

                                                       Credit Contact:                           Credit Contact:
                                                       Courtney Alexander                        Courtney Alexander
                                                       Senior Portfolio Manager                  Senior Portfolio Manager
                                                       Phone:  (404) 828-4856                    Phone:  (404) 828-4856
                                                       Fax:  (404) 828-3775                      Fax:  (404) 828-3775
                                                       E-mail:  courtneyalexander@ups.com        E-mail:  courtneyalexander@ups.com

                                                       Operations Contact:                       Operations Contact:
                                                       Stephanie Richardson                      Stephanie Richardson
                                                       Collateral Analyst                        Collateral Analyst
                                                       Phone:  (404) 828-8571                    Phone:  (404) 828-8571
                                                       Fax:  (404) 828-3775                      Fax:  (404) 828-3775
                                                       E-mail:  sdrichardson@ups.com             E-mail:  sdrichardson@ups.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
Wells Fargo            $45,000,000.00                  Wells Fargo Foothill, LLC                 Wells Fargo Foothill, LLC
Foothill, LLC                                          2450 Colorado Avenue                      2450 Colorado Avenue
                                                       Suite 3000 West                           Suite 3000 West
                                                       Santa Monica, CA  90404                   Santa Monica, CA  90404

                                                       Credit Contact:                           Credit Contact:
                                                       Jeff Royston                              Jeff Royston
                                                       Vice President                            Vice President
                                                       Phone: (310) 453-7259                     Phone: (310) 453-7259
                                                       Fax:  (310) 453-7446                      Fax:  (310) 453-7446
                                                       E-Mail:  jroyston@wffoothill.com          E-Mail:  jroyston@wffoothill.com

                                                       Operations Contact:                       Operations Contact:
                                                       Dave Warga                                Dave Warga
                                                       Account Analyst                           Account Analyst
                                                       Phone:  (310) 453-7215                    Phone:  (310) 453-7215
                                                       Fax:  (310) 453-7446                      Fax:  (310) 453-7446
                                                       E-Mail:  dwarga@wffoothill.com            E-Mail:  dwarga@wffoothill.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------


                                       6

---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
                           REVOLVING
       NAME OF              CREDIT       SWING LINE
    LENDER PARTY          COMMITMENT     COMMITMENT               DOMESTIC LENDING OFFICE              EURODOLLAR LENDING OFFICE
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------

Allied Irish Banks,    $30,000,000.00                  Allied Irish Banks, p.l.c.                Allied Irish Banks, p.l.c.
p.l.c.                                                 Bankcentre,                               Bankcentre,
                                                       Ballsbridge                               Ballsbridge
                                                       Dublin 4                                  Dublin 4
                                                       Ireland                                   Ireland

                                                       Credit Contact:                           Credit Contact:
                                                       Martin Chin                               Martin Chin
                                                       Allied Irish Banks, p.l.c.                Allied Irish Banks, p.l.c.
                                                       601 S. Figueroa Street                    601 S. Figueroa Street
                                                       Suite 4650                                Suite 4650
                                                       Los Angeles, CA  90017                    Los Angeles, CA  90017
                                                       Phone: (213) 593-4765                     Phone: (213) 593-4765
                                                       Fax: (213) 593-4766                       Fax: (213) 593-4766
                                                       E-Mail:  martin.chin@aibla.com            E-Mail:  martin.chin@aibla.com

                                                       Backup Credit Contact:                    Backup Credit Contact:
                                                       Eanna Mulkere                             Eanna Mulkere
                                                       Allied Irish Banks, p.l.c.                Allied Irish Banks, p.l.c.
                                                       601 S. Figueroa Street                    601 S. Figueroa Street
                                                       Suite 4650                                Suite 4650
                                                       Los Angeles, CA  90017                    Los Angeles, CA  90017
                                                       Phone: (213) 593-4766                     Phone: (213) 593-4766
                                                       Fax: (213) 593-4766                       Fax: (213) 593-4766
                                                       E-Mail:  eanna.p.mulkere@aib.ie           E-Mail:  eanna.p.mulkere@aib.ie

                                                       Operations Contact:                       Operations Contact:
                                                       Bernice Ruane                             Bernice Ruane
                                                       Allied Irish Bank - Corporate Operations  Allied Irish Bank -
                                                                                                 Corporate Operations
                                                       2nd Floor, Iona House, Shelbourne Road    2nd Floor, Iona House,
                                                                                                 Shelbourne Road
                                                       Ballsbridge                               Ballsbridge
                                                       Dublin 4, Ireland                         Dublin 4, Ireland
                                                       Phone:  +353 1 641 6632                   Phone:  +353 1 641 6632
                                                       Fax:  +353 1 641 6668                     Fax:  +353 1 641 6668
                                                       E-Mail:  aib.capmkts.ny@aib.ie            E-Mail:  aib.capmkts.ny@aib.ie
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------


                                       7

---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
                           REVOLVING
       NAME OF              CREDIT       SWING LINE
    LENDER PARTY          COMMITMENT     COMMITMENT               DOMESTIC LENDING OFFICE              EURODOLLAR LENDING OFFICE
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------

                                                       Backup Operations Contact:                Backup Operations Contact:
                                                       Eimear O'Meara                            Eimear O'Meara
                                                       Allied Irish Bank - Corporate Operations  Allied Irish Bank -
                                                                                                 Corporate Operations
                                                       2nd Floor, Iona House, Shelbourne Road    2nd Floor, Iona House,
                                                                                                 Shelbourne Road
                                                       Ballsbridge                               Ballsbridge
                                                       Dublin 4, Ireland                         Dublin 4, Ireland
                                                       Phone:  +353 1 641 6636                   Phone:  +353 1 641 6636
                                                       Fax:  +353 1 641 6668                     Fax:  +353 1 641 6668
                                                       E-Mail:  aib.capmkts.ny@aib.ie            E-Mail:  aib.capmkts.ny@aib.ie
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
Bayerische             $20,000,000.00                  Bayerische Landesbank - New York Branch   Bayerische Landesbank -
Landesbank -                                                                                     New York Branch
New York Branch                                        560 Lexington Avenue                      560 Lexington Avenue
                                                       New York, NY  10022                       New York, NY  10022

                                                       Credit Contact:                           Credit Contact:
                                                       Stuart Schulman                           Stuart Schulman
                                                       Senior Vice President                     Senior Vice President
                                                       Phone:  (212) 230-9132                    Phone:  (212) 230-9132
                                                       Fax:  (212) 230-9070                      Fax:  (212) 230-9070
                                                       E-mail:  sschulman@bayernlbny.com         E-mail:  sschulman@bayernlbny.com

                                                       Secondary Credit Contact:                 Secondary Credit Contact:
                                                       Georgina Fiordallisi                      Georgina Fiordallisi
                                                       Vice President                            Vice President
                                                       Phone:  (212) 230-9178                    Phone:  (212) 230-9178
                                                       Fax:  (212) 230-9070                      Fax:  (212) 230-9070
                                                       E-mail:  gfiordalisi@bayernlbny.com       E-mail:  gfiordalisi@bayernlbny.com

                                                       Operations Contact:                       Operations Contact:
                                                       Carol Dussie                              Carol Dussie
                                                       Second Vice President                     Second Vice President
                                                       Phone:  (212) 310-9846                    Phone:  (212) 310-9846
                                                       Fax:  (212) 310-9930                      Fax:  (212) 310-9930
                                                       E-mail:  cdussie@bayernlbny.com           E-mail:  cdussie@bayernlbny.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------


                                       8

---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
                           REVOLVING
       NAME OF              CREDIT       SWING LINE
    LENDER PARTY          COMMITMENT     COMMITMENT               DOMESTIC LENDING OFFICE              EURODOLLAR LENDING OFFICE
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------

Burdale Financial      $35,000,000.00                  Credit Contact:                           Credit Contact:
Limited                                                David Grende                              David Grende
                                                       Director                                  Director
                                                       300 First Stamford Place                  300 First Stamford Place
                                                       Stamford, CT 06830                        Stamford, CT 06830
                                                       Phone:  (203) 391-5964                    Phone:  (203) 391-5964
                                                       Fax:  (203) 391-5901                      Fax:  (203) 391-5901
                                                       E-mail:  dgrende@burdale.com              E-mail:  dgrende@burdale.com

                                                       Operations Contact:                       Operations Contact:
                                                       Dariusz Szypula                           Dariusz Szypula
                                                       Collateral Analyst                        Collateral Analyst
                                                       53 Queen Anne Street                      53 Queen Anne Street
                                                       London, W1G 9HP                           London, W1G 9HP
                                                       Phone:  +44 207 935 1115.                 Phone:  +44 207 935 1115.
                                                       Fax:  44 (0)20 7935 5445                  Fax:  44 (0)20 7935 5445
                                                       E-mail:  dszypula @burdale.co.uk          E-mail:  dszypula @burdale.co.uk

                                                       Tania Saldanha                            Tania Saldanha
                                                       Collateral Analyst                        Collateral Analyst
                                                       53 Queen Anne Street                      53 Queen Anne Street
                                                       London, W1G 9HP                           London, W1G 9HP
                                                       Phone:  +44 207 935 1115.                 Phone:  +44 207 935 1115.
                                                       Fax:  44 (0)20 7935 5445                  Fax:  44 (0)20 7935 5445
                                                       E-mail:  tsaldanha@burdale.co.uk          E-mail:  tsaldanha@burdale.co.uk
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
GMAC Commercial        $32,500,000.00                  Credit Contact:                           Credit Contact:
Finance LLC                                            Robert Bradow                             Robert Bradow
                                                       GMAC Commercial Finance LLC               GMAC Commercial Finance LLC
                                                       1290 Avenue of the Americas, 3rd Floor    1290 Avenue of the Americas,
                                                                                                 3rd Floor
                                                       New York, NY 10104                        New York, NY 10104
                                                       Phone:  (212) 884-7190                    Phone:  (212) 884-7190
                                                       Fax:  (212) 884-7692                      Fax:  (212) 884-7692
                                                       E-mail:  rbradow@gmaccf.com               E-mail:  rbradow@gmaccf.com

                                                       Secondary Credit Contact:                 Secondary Credit Contact:
                                                       Thomas Maiale                             Thomas Maiale
                                                       Team Leader                               Team Leader
                                                       GMAC Commercial Finance LLC               GMAC Commercial Finance LLC
                                                       1290 Avenue of the Americas, 3rd Floor    1290 Avenue of the Americas,
                                                                                                 3rd Floor
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------


                                       9

---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
                           REVOLVING
       NAME OF              CREDIT       SWING LINE
    LENDER PARTY          COMMITMENT     COMMITMENT               DOMESTIC LENDING OFFICE              EURODOLLAR LENDING OFFICE
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------

                                                       New York, NY 10104                        New York, NY 10104
                                                       Phone:  (212) 884-7097                    Phone:  (212) 884-7097
                                                       Fax:  (212) 884-7692                      Fax:  (212) 884-7692
                                                       E-mail:  tmaiale@gmaccf.com               E-mail:  tmaiale@gmaccf.com

                                                       Operations Contact:                       Operations Contact:
                                                       Claudette Robotham                        Claudette Robotham
                                                       Assistant Vice President                  Assistant Vice President
                                                       GMAC Commercial Finance LLC               GMAC Commercial Finance LLC
                                                       3000 Town Center, Suite 280               3000 Town Center, Suite 280
                                                       Southfield, MI  48075                     Southfield, MI  48075
                                                       Phone:  (248) 263-6227                    Phone:  (248) 263-6227
                                                       Fax:  (248) 356-8978                      Fax:  (248) 356-8978
                                                       E-mail:  crobotham@gmaccf.com             E-mail:  crobotham@gmaccf.com

                                                       Secondary Operations Contact              Secondary Operations Contact
                                                       Julie VanHouten                           Julie VanHouten
                                                       GMAC Commercial Finance LLC               GMAC Commercial Finance LLC
                                                       3000 Town Center, Suite 280               3000 Town Center, Suite 280
                                                       Southfield, MI  48075                     Southfield, MI  48075
                                                       Phone:  (248) 263-6236                    Phone:  (248) 263-6236
                                                       Fax:  (248) 356-8978                      Fax:  (248) 356-8978
                                                       E-mail:  jvanhouten@gmaccf.com            E-mail:  jvanhouten@gmaccf.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
Merrill Lynch          $35,000,000.00                  Credit Contact:                           Credit Contact:
Capital, a division                                    Richard Holston                           Richard Holston
of Merrill Lynch                                       Vice President                            Vice President
Business Financial                                     225 Liberty Street, 5th Floor             225 Liberty Street, 5th Floor
Services Inc.                                          New York, NY 10281                        New York, NY 10281
                                                       Phone: (212) 236-1272                     Phone: (212) 236-1272
                                                       Fax: (212) 236-0048                       Fax: (212) 236-0048
                                                       E-Mail:  richard_holston@ml.com           E-Mail:  richard_holston@ml.com

                                                       Operations Contact:                       Operations Contact:
                                                       Cassandra Davis-Reed                      Cassandra Davis-Reed
                                                       Portfolio Analyst                         Portfolio Analyst
                                                       222 N. La Salle Street, 16th Street       222 N. La Salle Street, 16th Street
                                                       Chicago, IL  60601                        Chicago, IL  60601
                                                       Phone:  (312) 750-6219                    Phone:  (312) 750-6219
                                                       Fax:  (312) 499-3336                      Fax:  (312) 499-3336
                                                       E-Mail:  cassandra_davis@ml.com           E-Mail:  cassandra_davis@ml.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------


                                       10

---------------------- --------------- --------------- ----------------------------------------- -----------------------------------
                           REVOLVING
       NAME OF              CREDIT       SWING LINE
    LENDER PARTY          COMMITMENT     COMMITMENT               DOMESTIC LENDING OFFICE              EURODOLLAR LENDING OFFICE
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------

UBS Loan Finance LLC   $35,000,000.00                  Credit Contact:                           Credit Contact:
                                                       Thomas Getty                              Thomas Getty
                                                       Director                                  Director
                                                       677 Washington Blvd, 6th Floor            677 Washington Blvd, 6th Floor
                                                       Stamford, CT 06901                        Stamford, CT 06901
                                                       Phone:  (203) 719-1674                    Phone:  (203) 719-1674
                                                       Fax:  (203) 719-5259                      Fax:  (203) 719-5259
                                                       E-mail:  thomas.getty@ubs.com             E-mail:  thomas.getty@ubs.com

                                                       Operations Contact:                       Operations Contact:
                                                       Elizabeth C. White                        Elizabeth C. White
                                                       ABL Loan Administrator                    ABL Loan Administrator
                                                       677 Washington Blvd, 6th Floor            677 Washington Blvd, 6th Floor
                                                       Stamford, CT 06901                        Stamford, CT 06901
                                                       Phone:  (203) 719-3618                    Phone:  (203) 719-3618
                                                       Fax:  (203 719-3888                       Fax:  (203 719-3888
                                                       Email:  elizabeth.c.white@ubs.com         Email:  elizabeth.c.white@ubs.com
---------------------- --------------- --------------- ----------------------------------------- -----------------------------------


TOTAL                  $600,000,000    $25,000,000



                                                                        ANNEX B

                                SCHEDULE 4.01(r)

                                   INVESTMENTS

City of Michigan, Indiana Economic Development Taxable Revenue Bonds, Series 1999 - $1,932,749.

Three (3) shares of Ridgemark Golf and Country Club - $45,000.

City of Fontana Industrial Development Revenue Bond Series 1985 - $6,325,000.

Loan made by BMCA to BMCA Holdings Corporation on July 1, 2003 in a principal amount of $37,840,000.

Loan made by BMCA to BMCA Holdings Corporation on December 29, 2003 in a principal amount of $15,000,000.